SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2006

EP MedSystems, Inc

(Exact name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

0-28260	22-3212190
(Commission File Number)	(IRS Employer Identification No.)

575 Route 73 North, Bldg. D

West Berlin, New Jersey 08091

(Address of Principal Executive Offices and Zip Code)

(856) 753-8533

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective March 24, 2006, EP MedSystems, Inc. (the “Company”) entered into Common Stock Purchase Agreements for the sale of an aggregate of 4,395,060 shares of the Company’s common stock. EP MedSystems issued 3,777,776 shares of common stock at a price of $2.25 per share to new and existing shareholders. EP MedSystems entered into a separate Common Stock Purchase Agreement with FatBoy Capital, LP, which purchased a total of 617,284 shares of common stock at a price of $2.43 per share. David Jenkins, Chairman, CEO and President of EP MedSystem, Inc. is a managing member of Fatboy Capital’s general partner. No warrants were issued in the transaction.

The Company is required to file the registration statement with the Securities and Exchange Commission within 30 days of the closing, to use its commercially reasonable efforts to cause the registration statement to be declared effective under the Securities Act of 1933 as promptly as possible after the filing thereof, but in no event later than 90 days of the closing (or 120 days in the event that the Securities and Exchange Commission reviews the registration statement), and to keep the registration statement continuously effective under the Securities Act until the earlier of the second anniversary of the effectiveness date of the registration statement or when all registrable securities covered by the registration statement have been sold or are eligible to be sold by non-affiliates of the Company without volume restrictions pursuant to Rule 144(k).

Copies of the Common Stock Purchase Agreement with outside investors, the Common Stock Purchase Agreement with FatBoy Capital, LP and the Registration Rights Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

On March 27, 2006, the Company issued a press release regarding the transactions contemplated by the Common Stock Purchase Agreements. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated in its entirety by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Reference is made to Item 1.01 for information concerning the issuance by the Company on March 27, 2006 of the shares of common stock, which securities were not registered under the Securities Act of 1933, as amended. Such securities were offered and issued in reliance on the exemption from registration provided by Section 4(2) and Rule 506 of Regulation D of such Securities Act.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

10.1	Common Stock Purchase Agreement dated March 24, 2006

10.2	Common Stock Purchase Agreement dated March 24, 2006

10.3	Registration Rights Agreement dated March 24, 2006

99.1	Press Release dated March 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP MedSystems, Inc.

	By	/s/ Matthew C. Hill
Date: March 28, 2006		Matthew C. Hill
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report: March 28, 2006	Commission File No.: 0-28260

EP MedSystems, Inc

Exhibit Number	Description

10.1	Common Stock Purchase Agreement, dated March 24, 2006

10.2	Common Stock Purchase Agreement, dated March 24, 2006

10.3	Registration Rights Agreement, dated March 24, 2006

99.1	Press Release, dated March 27, 2006